As filed with the Securities and Exchange Commission on June 14, 2004

Securities Act Registration No. 333-[            ]

Investment Company Act File No. 811-21592

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

IQ Rising Rate Fund Inc.

(Exact name of Registrant as Specified in Charter)

800 Scudders Mill Road

Plainsboro, NJ 08536

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-8424

Phillip S. Gillespie

First Vice President and Counsel

IQ Investment Advisors LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq.

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022-6069

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐    when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                     .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Common Stock ($.001 par value per share)	1,000,000 Shares	$15.00	$15,000,000	$1,900.50

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Transmitted prior to filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the Prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED AUGUST [            ], 2004

PROSPECTUS

IQ Rising Rate Fund Inc.

Common Stock

$15.00 per share

IQ Rising Rate Fund Inc. (the “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek total returns that are correlated with the movements of interest rates in the United States, as measured by the rate on the then-current 10-Year U.S. Treasury Note (the “10-Year Treasury Rate”). The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments. The Fund’s core investments are expected to consist of U.S. Government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents (collectively referred to as “Shorter-Term Investments”). The Fund also intends to enter into short sales, futures, options, swaps and other similar transactions (collectively referred to as the “Transactions”) intended to result in positive investment performance in a rising U.S. interest rate environment. The Shorter-Term Investments will be used, to the extent possible, to collateralize each of the Fund’s Transactions. The Fund expects to use leverage in connection with its investment strategy. There can be no assurance that the Fund will achieve its investment objective.

This Prospectus relates to the offering of securities of the Fund, which the Fund intends to list on The New York Stock Exchange under the ticker symbol [“RRF”]. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance. Subject to applicable provisions of Maryland law, the Fund intends to conduct tender offers for its common shares, on an annual basis, following the second anniversary of the commencement of its investment operations. There is no assurance that the Fund will be able to, or continue to, conduct tender offers for its shares.

Investing in the Fund involves risks. The Fund will not experience positive investment performance over any period of time during which U.S. interest rates do not increase, and is not expected to experience positive investment performance over any period of time during which there is no increase in the 10-Year Treasury Rate, even if U.S. interest rates increase in other maturities. The Fund also will not experience positive investment performance even if the 10-Year U.S. Treasury note increases if the amount of that increase does not exceed the fees and expenses associated with the Fund (including the costs of investing in Shorter-Term Investments and the Transactions). The Fund may not be able to achieve its investment objective for a variety of reasons. By engaging in its investment strategy, the Fund will be exposed to a variety of risks including, but not limited to, risks associated with fixed-income investments and the risks of counterparties to the Transactions being unable or unwilling to meet their obligations. These risks, and other risks to which the fund may be subject, will be magnified to the extent to which the Fund uses leverage in connection with its investment strategy. The Fund is non-diversified and, as a result, may invest in the securities of a limited number of issuers — which subjects the Fund to the risks of investing in those few issuers, and makes it more susceptible to a single adverse economic or regulatory occurrence, especially with respect to the U.S. Government. INVESTING IN THE FUND’S SHARES INVOLVES CERTAIN RISKS. SEE THE “RISK FACTORS AND SPECIAL CONSIDERATIONS” SECTION ON PAGE [        ] OF THIS PROSPECTUS. As with any security, complete loss of investment is possible.

	Per Share	Total (3)
Public Offering Price	$15.00	[$ ]
Sales Load (1)	[$ ]	[$ ]
Proceeds to the Fund (Before Expenses) (2)	[$ ]	[$ ]
(1)	The Fund has agreed to pay its underwriters [$ ] per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page [ ] of this Prospectus.
(2)	The total organizational and offering expenses to be incurred by the Fund are estimated to be [$ ].
(3)	The underwriters have an option to purchase up to an additional [ ] shares of the Fund at the Public Offering Price, less the Sales Load, within [45] days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total Public Offering Price, Sales Load, and estimated offering expenses and proceeds, after expenses, to the Fund will be [$ ], [$ ], [$_], and [$ ], respectively. See “Underwriting” on page [ ] of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

Merrill Lynch & Co.

The date of this Prospectus is August [    ], 2004.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to IQ Rising Rate Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

THE FUND

IQ Rising Rate Fund Inc. (the “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company.

THE OFFERING

The Fund is offering 1,000,000 shares of its common stock at an initial offering price of $15.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [________] shares of the Fund within [45] days of the date of this Prospectus to cover any overallotments.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns that are correlated with the movements of interest rates in the United States, as measured by the rate on the then-current 10-Year U.S. Treasury note (the “10-Year Treasury Rate”). The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments. There can be no assurance that the Fund will achieve its investment objective.

Because the Fund seeks total returns that are correlated with the movements of U.S. interest rates, the value of the Fund’s shares is expected to decrease over any period of time during which U.S. interest rates do not increase, and also is expected to decrease over any period of time during which there is no increase in the 10-Year Treasury Rate, even if U.S. interest rates increase in other maturities. The Fund will not experience positive investment performance even if the 10-Year Treasury Rate increases if the amount of that increase does not exceed the fees and expenses associated with the Fund.

INVESTMENT STRATEGY

The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments, as measured by the 10-Year Treasury Rate.

The Fund’s core investments are expected to consist of U.S. Government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents (collectively referred to as “Shorter-Term Investments”). The Fund also intends to enter into short sales, futures, options, swaps and other similar transactions (collectively referred to as the “Transactions”) intended to result in positive investment performance in a rising U.S. interest rate environment. The Shorter-Term Investments will be used, to the extent possible, to collateralize each of the Fund’s Transactions. The Fund expects to use leverage in connection with its investment strategy.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages [__] and [__] of this Prospectus, respectively, for more information about the Fund’s investment strategy and its use of Shorter-Term Investments, the Transactions and leverage in seeking to achieve its investment objective.

SUMMARY OF RISKS

Investing in the Fund involves risks. Because the Fund intends to enter into Transactions intended to result in positive investment performance in a rising U.S. interest rate environment, the Fund will not experience positive investment performance over any period of time during which U.S. interest rates do not increase, and also is not expected to experience positive investment performance over any period of time during which there is no increase in the 10-Year Treasury Rate, even if U.S. interest rates increase in other maturities. The Fund also will not experience positive investment performance even if 10-Year Treasury Rate increases if the amount of that increase does not exceed the fees and expenses associated with the Fund (including the costs of investing in Shorter-Term Investments and the Transactions).

There can be no assurance that the Fund’s performance will correlate, to any degree, with the movements of U.S. interest rates in general or the 10-Year Treasury Rate, over any period of time, or that the Fund’s performance will be positive for any period of time. The Fund may not be able to achieve any correlation with rising U.S. interest rates for a variety of reasons. These reasons may include, among others, the fact that the Fund will incur certain fees and expenses that are not applicable to (and not reflected in) U.S. interest rates and/or the 10-Year Treasury Rate, and that the Fund may enter into the Transactions at times that result in the Fund’s performance being different than that of interest rate movements.

The values of fixed-income investments, such as U.S. Government securities and Shorter-Term Investments, fluctuate in response to changes in interest rates and other factors. The values of fixed-income investments generally increase when interest rates decrease and conversely decrease when interest rates increase. Investments with longer-term maturities tend to fluctuate more dramatically in response to changes in interest rates than investments with shorter-term maturities. These changes in interest rates and other factors also will affect the values of the Transactions.

The Fund may enter into overnight and term repurchase agreements to finance a portion of the costs of entering into the Transactions. Under these repurchase agreements, sellers typically agree to sell securities (such as those issued or guaranteed by the U.S. Government) to investors, such as the Fund, and to repurchase those same securities from the investors at a mutually agreed upon price and time in the future (which, for the Fund’s purposes, may be up to two years later). This generally insulates the Fund from changes in the market values of the securities subject to the repurchase agreements during the terms of the agreements.

The Fund will engage in short sale securities transactions with U.S. Government securities. Short sales generally involve transactions in which the Fund borrows securities from a broker-dealer or other financial institution and sells those securities to a purchaser. These securities are returned to the broker-dealer or financial institution either by purchasing the securities in the market, at the then-prevailing market prices, or by otherwise delivering the securities — each at some later point in time. This type of strategy is used to benefit from a downward price movement in the security sold short. Thus, in instances in which interest rates rise, the value of U.S. Government securities can be expected to fall, resulting in a potential profit to the short seller. If the prices of the securities sold short increase between the time the Fund borrows and sells securities, and the time when the Fund purchases or otherwise delivers the securities back to the broker-dealer or financial institution, however, the Fund will incur a loss on the securities. The potential risk of loss in such a situation is theoretically unlimited.

During the period the Fund engages in short sale securities transactions, the Fund will maintain collateral with the Fund’s custodian in the name of the broker-dealer or other financial institution from whom the securities sold short were borrowed. The Fund’s collateral will typically consist of the Shorter-Term Investments. If the Fund is unable to purchase or otherwise deliver the securities back to the broker-dealer or financial institution from whom the Fund borrowed the securities, the Fund may lose its rights to, or ownership in, its collateral, and may suffer other losses.

The Fund may engage in options and futures transactions, and may enter into swap agreements, involving U.S. Government securities as part of its investment strategy or for hedging or other purposes. In connection with these transactions and agreements, the Fund generally will be exposed to the same or similar risks as it is exposed to with its short sale securities transactions (which are summarized above and discussed more fully in the “Risk Factors and Special Considerations” section on page [__] of this Prospectus). To the extent that the Fund enters into Transactions that are not exchange traded, the Fund also will be exposed to the risk that counterparties to these transactions and/or agreements, for whatever reason, will be unable to meet their obligations under the arrangements.

Major exchanges on which options and futures are traded, such as Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

The Fund may enter into swap transactions in connection with its investment strategy or for hedging or other purposes. Whether a Fund’s use of swap transactions will be successful in furthering its investment objective will depend on, among other things, the Fund’s ability to correctly predict U.S. interest rate movements as well as its ability to select investments that produce returns that are more closely aligned with U.S. interest rate movements. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended, also may limit the Fund’s ability to use swap agreements. The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Many of the Transactions into which the Fund intends to enter to seek positive investment performance in a rising U.S. interest rate environment should be thought of as embodying leverage, which the Fund will employ at all times. The Fund also may borrow money in amounts up to 33 1/3% of the value of its total assets (which, for these purposes, do not include assets being used to collateralize the Transactions) to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility in the Fund’s return, net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. During times of rising interest rates, the market value of the Fund’s investments, and in particular its fixed-income holdings, may decline, while at the same time the Fund’s cost of leverage may increase. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Subject to applicable provisions of Maryland law, the Fund will consider conducting tender offers for its common shares, on an annual basis, following the second anniversary of the commencement of its investment operations. The Fund may be prevented, during the time of these tender offers, from investing the Fund’s assets in a manner designed to achieve the Fund’s investment objective or consistent with the Fund’s investment strategy. If the Fund has not maintained or does not generate sufficient cash and cash equivalents from its investment operations, it may be forced to sell its investments at disadvantageous times, and in amounts that the Fund would not otherwise contemplate, or to borrow money in order to conduct such tender offers. If the Fund borrows money to fund a tender offer, it is subject to the risk that its performance will be reduced to the extent the cost of borrowings exceeds income on the retained investments. Please see the “Tender of Shares” section on page [__] of this Prospectus for more information.

Because the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers, such as those issued by the U.S. Government. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence, especially with respect to the U.S. Government.

The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Shares of closed-end investment companies that trade in a secondary market, such as the Fund, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. Please see the “Risk Factors and Special Considerations” section on page [    ] of this Prospectus for more information about the risks of investing in the Fund.

LISTING OF COMMON STOCK	The Fund intends to list its shares on The New York Stock Exchange (“NYSE”) under the ticker symbol [“RRF”] and will be required to meet the NYSE’s initial and continued listing requirements.

TENDERS OF SHARES

Subject to applicable provisions of Maryland law, the Fund’s board of directors (the “Board of Directors”), in recognition of the possibility that the Fund’s shares may trade at market prices that are lower than, or discounted from, their net asset values (commonly referred to as a “discount”) and what it believes to be in the best interests of the Fund, intends to take actions to attempt to eliminate or lessen any potential discount in the Fund’s shares. As a result, the Board of Directors will consider conducting tenders on an annual basis, following the second anniversary of the commencement of its investment operations. The tender offers will be conducted in compliance with polices and procedures adopted by the Board of Directors and each stockholder will receive notice in advance of the tender offers. These tender offers currently are expected to begin around [______________________].

BOARD OF DIRECTORS

The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors are not “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

ADVISER AND MANAGEMENT FEE

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory and management services to the Fund pursuant to a management agreement (the “Management Agreement”). In consideration of the investment advisory and management services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of [___%] of the Fund’s average daily net assets plus borrowing for leverage or other investment purposes (the “Management Fee”). The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in [__] countries and private client assets of approximately [$__] trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

SUBADVISER

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PADCO Advisors Inc, doing business as Rydex Investments (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser, a corporation organized under the laws of the State of Maryland, is registered as an investment adviser with the SEC under the Advisers Act and is responsible for certain investment management decisions of the Fund. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of [___%] of the Fund’s average daily net assets.

TAX ASPECTS	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all of its net investment income and realized gains, if any, to its stockholders at least annually. Distributions of net investment income and net short-term capital gains generally will be taxable to the stockholders as ordinary income.

Please refer to the “Material U.S. Federal Income Tax Considerations” section on page [__] of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. Consult your own tax advisor on any potential state income tax effects of an investment in the Fund.

ANTI-TAKEOVER PROVISIONS

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. One such provision divides the Fund’s Board of Directors into three classes serving staggered terms. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan.

CONFLICTS OF INTEREST

The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its affiliates or clients may conflict with those of the Fund and its stockholders.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

The Fund has entered into an administrative services agreement with Princeton Services, Inc. (the “Administrator”), an affiliate of Merrill Lynch, MLPFS and the Adviser, under which the Administrator will provide administration services to the Fund. The Fund has entered into a transfer agency agreement with Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide transfer agency services to the Fund. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund

Summary of Fund Expenses

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES:

Maximum Sales Load (as a percentage of offering price)	[___%]
Offering Expenses Borne by the Fund (as a percentage of offering price)[1]	[___%]
Dividend Reinvestment Plan Fees	[none]

ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares):

Management Fee[2]	[__%]
Other Expenses[3]	[__%]

TOTAL ANNUAL EXPENSES:	[__%]

EXAMPLE:

Based on the level of fees and expenses shown above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
[$_____]	[$_____]	[$_____]	[$_____]

[1]	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to [$__] per share ([__%] of the offering price). The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the [$__] per share partial reimbursement of expenses to the underwriters) exceed [$__] per share of common stock ([__]% of the offering price). The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s shareholders will result in a reduction of capital of the Fund attributable to Fund shares.

[2]	The Fund pays the Adviser the Management Fee in consideration of the investment advisory and management services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and other of its affiliates. See the “Investment Advisory and Management Arrangements” section on page [__] of this Prospectus.

[3]	Other Expenses have been estimated based on amounts for the current fiscal year.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately [            ] shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by U.S. Securities and Exchange Commission regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

IQ Rising Rate Fund Inc. (the “Fund”) is a corporation incorporated under the laws of the State of Maryland on May 20, 2004 and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund is a newly formed entity and has no previous operating or trading history upon which a stockholder may evaluate the Fund’s performance. The Fund expects to commence its investment operations on or after [September     , 2004]. The Fund’s principal office, including its office for service for process, is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

THE OFFERING

The Fund is offering 1,000,000 shares of its common stock at an initial offering price of $15.00 per share, which price includes an underwriting discount of [    %] per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”).

USE OF PROCEEDS

The net proceeds of this offering will be approximately [$_] (or approximately [$_] assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be [$_] and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the [$_] per share partial reimbursement of expenses to the underwriters) exceed [$_] per share of common stock. The Adviser has agreed to pay all the Fund’s organizational expenses.

The Fund expects that there will be an initial investment period of up to approximately three months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before it is invested in accordance with its investment objectives and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns that are correlated with the movements of interest rates in the United States, as measured by the rate on the then-current 10-Year U.S. Treasury note (the “10-Year Treasury Rate”). The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments.

Because the Fund seeks total returns that are correlated with the movements of U.S. interest rates, the value of the Fund’s shares is expected to decrease over any period of time during which U.S. interest rates do not increase, and also is expected to decrease over any period of time during which there is no increase in the 10-Year Treasury Rate, even if U.S. interest rates increase in other maturities. The Fund will not experience positive investment performance even if the 10-Year Treasury Rate increases if the amount of that increase does not exceed the fees and expenses associated with the Fund.

INVESTMENT STRATEGY

The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance in rising U.S. interest rate environments, as measured by the 10-Year Treasury Rate. The 10-Year U.S. Treasury note is a debt obligation issued by the U.S. Department of the Treasury that bears a stated interest rate and provides its the owner with semi-annual interest payments. The 10-Year U.S. Treasury note is often considered a benchmark for U.S. interest rates and is considered to have a low credit risk.

The Fund’s primary investments are expected to consist of U.S. Government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents (collectively referred to as “Shorter-Term Investments”). The Fund also intends to enter into short sales, futures, options, swaps and other similar transactions (collectively referred to as the “Transactions”) intended to result in positive investment performance in a rising U.S. interest rate environment. The Shorter-Term Investments will be used, to the extent possible, to collateralize each of the Fund’s Transactions. There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved.

The Fund may enter into overnight or term repurchase agreements to finance a portion of the costs of entering into the Transactions. Under these repurchase agreements, sellers typically agree to sell securities (such as those issued or guaranteed by the U.S. Government) to investors, such as the Fund, and to repurchase those same securities from the investors at a mutually agreed upon price and time in the future (which, for the Fund’s purposes, may be up to two years later). This generally insulates the Fund from changes in the market values of the securities subject to the repurchase agreements during the terms of the agreements.

The Fund will engage in short sale securities transactions with U.S. Government securities. Short sales generally involve transactions in which the Fund borrows securities from a broker-dealer or other financial institution and sells those securities to a purchaser. These securities are returned to the broker-dealer or financial institution either by purchasing the securities in the market, at the then-prevailing market prices, or by otherwise delivering the securities — each at some later point in time. This type of strategy is used to benefit from an expected downward price movement in the security sold short. Thus, in instances in which interest rates rise, the value of U.S. Government securities can be expected to fall, resulting in a potential profit to the short seller. If the prices of the securities sold short increase between the time the Fund borrows and sells securities, and the time when the Fund purchases or otherwise delivers the securities back to the broker-dealer or financial institution, however, the Fund will incur a loss on the securities.

In connection with short sale securities transactions, the Fund may be required to pay the lender of the securities a premium for the ability to borrow the securities as well as interest (which usually accrues over the period the securities are borrowed from the broker-dealer or other financial institution, generally based on an amount equal to the value of the securities at the time of the initial borrowings). With respect to short sales of U.S. Government securities, the Fund also will bear responsibility to the lender for any coupon payments paid or accrued over the term of the short transactions. Proceeds of short sales may be retained by the broker-dealer or other financial institution from whom the securities were borrowed in order to meet margin or other legal or regulatory requirements.

The Fund may enter into options and futures transactions on U.S. Government securities as part of its investment strategy or for hedging or other purposes. The buyer of an option acquires the right to buy (a “call option”) or sell (a “put option”) a certain quantity of a security, a rate or other market measure (collectively, the “market measure”) at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a “call option”) or buy (a “put option”) the market measure at a certain price up to a specified point in time. The Fund’s Transactions may include buying put options that provide it with the ability to sell U.S. Government securities to the issuers of those options and/or buying interest rate call options that enable the Fund to benefit from rising rates. The Fund may, however, enter into other types of options contracts, either in the listed or in the over-the-counter markets and take any contrary position to the options transactions described above for hedging or other purposes, such as temporary defensive positions, if believed to be in the best interests of the Fund and its stockholders.

A futures transaction generally involves an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date and has similar risks as that of options transactions. The Fund intends to engage in futures transactions based on U.S. Government securities. The Fund’s futures transactions generally will be designed to enable the Fund to benefit in an increase in interest rates in much the same way as it would benefit from a short sale of U.S. Government securities. The Fund may, however, for hedging or other purposes, such as temporary defensive positions, take any contrary position to these future transactions, if believed to be in the best interests of the Fund and its stockholders. As with options, the Fund may be required to pay certain transaction and related costs in connection with these futures transactions and may be required to maintain assets with broker-dealers and other financial institutions in order to meet margin or other legal or regulatory requirements.

The Fund may enter into swap agreements, such as interest rate swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or increase (or decrease) in value of a particular dollar amount invested in a particular market measure, such as interest rates. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund intends to use swap agreements based on or linked to U.S. Government securities or interest rates in order to seek a correlation with the movements of U.S. interest rates. The Fund may be required to pay certain transaction and related costs in connection with these swap agreements and may be required to maintain assets with the counterparties to these agreements.

Many of the Transactions into which the Fund intends to enter to seek positive investment performance in a rising U.S. interest rate environment should be thought of as embodying leverage, which the Fund will employ at all times. The Fund may use leverage in pursuit of its investment strategy. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets (which, for these purposes, do not include assets being used to collateralize the Transactions) to finance additional investments. The Fund currently does not intend to borrow money.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a part of its assets in Shorter-Term Investments, or taking positions contrary to all or a portion of the Transactions. Shorter-Term Investments are defined to include all shorter-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other shorter-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of shorter-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. If a Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Strategy Risks. Investing in the Fund involves risks. The Fund pursues its investment objective by making investments and entering into transactions in a manner designed to achieve positive investment performance only in rising U.S. interest rate environments. Because the Fund seeks total returns that are correlated with the movements of U.S. interest rates, the value of the Fund’s shares is expected to decrease over any period of time during which U.S. interest rates do not increase, and also is expected to decrease over any period of time during which there is no increase in the value of the 10-Year U.S. Treasury note, even if U.S. interest rates increase in other fixed-income maturities. The Fund will not experience positive investment performance even if the value of the 10-Year U.S. Treasury note increases if the amount of that increase is not sufficient to offset the fees and expenses associated with the Fund (including the costs of investing in Shorter-Term Investments and the Transactions).

Negative Carry. Most of the Transactions into which the Fund will enter require the Fund to short U.S. Government securities or take economically equivalent short positions. This introduces the risk of “negative carry,” or the risk that the costs of these positions will exceed their total return. With respect to short sales of U.S. Government securities, the Fund, for example, would be required to pay the lender of the securities the coupon payments paid or accrued over the term of the short transaction. This requirement to pay coupons is independent of the value of the securities sold short and is a cost that could exceed the total return of the short position if the securities do not decline in value sufficiently.

Tracking Error Risk. There can be no assurance that the Fund’s performance will correlate, to any degree, with the movements of U.S. interest rates in general or the 10-Year U.S. Treasury note, over any period of time, or that the Fund’s performance will be positive for any period of time. The Fund may not be able to achieve any correlation with rising U.S. interest rates for a variety of reasons. These reasons may include, among others, the fact that the Fund will incur certain fees and expenses that are not applicable to (and not reflected in) U.S. interest rates and/or the 10-Year U.S. Treasury note, and that the Fund may enter into the Transactions at times that result in the Fund’s performance being different than that of interest rate movements.

Fixed-Income Investments. The values of fixed-income investments, such as U.S. Government securities and Shorter-Term Investments, fluctuate in response to changes in interest rates and other factors. The values of fixed-income investments generally increase when interest rates decrease and conversely decrease when interest rates increase. Investments with longer-term maturities tend to fluctuate more dramatically in response to changes in interest rates than investments with shorter-term maturities. These changes in interest rates and other factors also will affect the values of the Transactions.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements, which may be entered into only with financial institutions meeting certain minimum capital requirements. Under these agreements, the financial institutions agree, upon entering into contracts with the Fund, to repurchase securities at a mutually agreed-upon time and price, thereby determining the yield during the term of these agreements. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by other factors, such as, among others, currency fluctuations. The Fund intends to invest in repurchase agreements with terms of no more than two years. The prices at which the securities underlying these agreements are bought and sold do not reflect accrued interest on the underlying securities. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. As a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. The Fund may, therefore, suffer time delays and incur costs or possible losses in connection with disposing of the collateral. In the event of a default under a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Short Sale Securities Transactions. Short sales generally involve transactions in which the Fund borrows securities from a broker-dealer or other financial institution and sells those securities to a purchaser. These securities are returned to the broker-dealer or financial institution either by purchasing the securities in the market, at the then-prevailing market prices, or by otherwise delivering the securities — each at some later point in time. This type of strategy is used to benefit from an expected downward price movement in the security sold short. Thus, in instances in which interest rates rise, the value of U.S. Government securities can be expected to fall, resulting in a potential profit to the short seller. If the prices of the securities sold short increase (or do not decrease enough to cover the related shorting costs) between the time the Fund borrows and sells securities, and the time when the Fund purchases or otherwise delivers the securities back to the broker-dealer or financial institution, however, the Fund will incur a loss on the securities. The potential risk of loss in such a situation is theoretically unlimited.

During the period the Fund engages in short sale securities transactions, the Fund will maintain collateral with the broker-dealer or other financial institution from whom the securities sold short were borrowed. The Fund’s collateral will typically consist of Shorter-Term Investments. If the Fund is unable to purchase or otherwise deliver the securities back to the broker-dealer or financial institution from whom the Fund borrowed the securities, the Fund may lose its rights to, or ownership in, its collateral, and may suffer other losses.

Options and Futures Transactions. The Fund may engage in options and futures transactions involving U.S. Government securities as part of its investment strategy. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. Because the Fund intends to primarily use options and futures transactions in a manner designed to achieve performance results that are similar to those of the short sale securities transactions described in this Registration Statement, the Fund will be exposed to the same or similar risks as it is exposed to with its short sale securities transactions described above. To the extent that the Fund enters into options and futures transactions, however, the Fund also will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. Utilization of options and futures transactions also involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices or values of the securities or interest rates that are the subject of the hedging transaction. If the prices of options or futures move more or less than the price of the subject of the hedging transaction, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedging transaction.

Trading Suspension Risk. Major exchanges on which options and futures are traded, such as Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Swap Agreements. The Fund may enter into swap transactions in connection with its investment strategy or for hedging or other purposes. Whether a Fund’s use of swap transactions will be successful in furthering its investment objective will depend on, among other things, the Fund’s ability to correctly predict U.S. interest rate movements as well as its ability to select investments that produce returns that are more closely aligned with U.S. interest rate movements. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended, also may limit the Fund’s ability to use swap agreements.

The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In interest-rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy or for hedging purposes and may choose not to do so.

General Risks Related to Derivatives. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments in connection with its investment strategy or for hedging purposes, such as the Transactions. The Fund also may have exposure to derivatives through investment in securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of its investment strategy or as a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other investments.

Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leverage Risk. Many of the Transactions into which the Fund intends to enter to seek positive investment performance in a rising U.S. interest rate environment should be thought of as embodying leverage, which the Fund will employ at all times. The Fund also may use leverage in connection with its investment objective. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets (which, for these purposes, do not include assets being used to collateralize the Transactions) to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. During times of rising interest rates, the market value of the Fund’s investments, and in particular its fixed-income holdings, may decline, while at the same time the Fund’s cost of leverage may increase. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Tender Share Policy Risk. Subject to applicable provisions of Maryland law, the Fund will consider conducting tender offers for its common shares, on an annual basis, following the second anniversary of the commencement of its investment operations. The Fund may be prevented, during the time of these tender offers, from investing the Fund’s assets in a manner designed to achieve the Fund’s investment objective or consistent with the Fund’s investment strategy. If the Fund has not maintained or does not generate sufficient cash flow from its investment operations, it also may be forced to sell its investments at disadvantageous times, and in amounts that the Fund would not otherwise contemplate, or to borrow money in order to conduct such tender offers. If the Fund borrows money to fund a tender offer, it is subject to the risk that its performance will be reduced to the extent the cost of borrowings exceeds income on the retained investments. Please see the “Tender of Shares” section on page [            ] of this Prospectus for more information.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers, such as those issued by the U.S. Government. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence, especially with respect to the U.S. Government.

No Operating History. The Fund is a newly organized closed-end non-diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions. The Adviser is a newly organized investment adviser that has no previous operating history.

Liquidity and Market Price of Shares. Shares of closed-end investment companies that trade in a secondary market, such as the Fund, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund’s total assets will be reduced following this offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat of these attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s common shares.

Counterparties. The Fund may be exposed to the risk of financial failure or insolvency of another party. In seeking to lessen those risks, the Fund will seek to monitor and evaluate the creditworthiness of the parties with which the Fund does business.

Segregation of Assets. When the Fund enters into transactions or agreements that involve obligations to make future payments to third parties, it intends to segregate cash and cash equivalents, or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limits prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund will receive collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. When the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. When the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund also could experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to MLPFS or its affiliates and to retain an affiliate of the Fund as lending agent. See the “Portfolio Transactions” section on page [            ] of this Prospectus for more information.

Investments in Other Investment Companies. The Fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other fees and expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the potential benefits of the investment outweigh the payment of any fees and expenses and, when applicable, premiums or sales loads.

Classified Board. The Fund’s board of directors (the “Board of Directors”) is divided into three classes of directors. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively and until their successors are duly elected and qualify. Beginning in 2005, upon expiration of their current terms, Directors of each class will be elected for three-year terms and until their successors are duly elected and qualify, and the stockholders will elect one class of Directors each year. The staggered terms of Directors may reduce the possibility of a change in control, even though a change in control may be in the best interests of the Fund’s stockholders. Refer to “Certain Provisions of Maryland law and of the Fund’s charter and Bylaws — Classification of the Board of Directors” section on page [            ] of this Prospectus for more information about the Fund’s classified Board of Directors.

Power to Issue Additional Stock. The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Refer to the “Description of Securities — Common Stock” section on page [            ] of this Prospectus for more information.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Refer to the “Description of Securities” section on pages [            ] of this Prospectus and the Fund’s charter and Bylaws for more information about these other provisions.

* * * * *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund intends to list its shares on the NYSE under the ticker symbol [            ] and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

1.	Make investments for the purpose of exercising control or management.
2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.
3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.
4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
5.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass-through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.
6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S.

Government	or by its agencies or instrumentalities. For purposes of this investment restriction (6), industry means any one or more of the industry subclassifications used by one or more widely recognized market indices or ratings group indices.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

7.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
8.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.
9.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See the “Portfolio Transactions” section on page [            ] of this Prospectus for more information.

TENDERS OF SHARES

Subject to applicable provisions of Maryland law, the Fund’s Board of Directors, in recognition of the possibility that the Fund’s shares may trade at market prices that are lower than, or discounted from, their net asset values (commonly referred to as a “discount”) and what it believes to be in the best interests of the Fund’s stockholders, intends to take actions to attempt to eliminate or lessen any potential discount in the Fund’s shares. As a result, the Board of Directors may begin conducting tender offers for the Fund’s shares, on an annual basis, following the second anniversary of the commencement of the Fund’s investment operations. The tender offers will be conducted in compliance with policies and procedures adopted by the Board and each stockholder will receive notice in advance of the tender offers. These tender offers currently are expected to begin around [            ].

DIRECTORS AND OFFICERS

The Directors of the Fund consist of [_] individuals, [_] of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund intends to adopt a written charter for the Committee. The Committee also intends to retain independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has not held any meetings.

Nominating Committee

Each non-interested Director is a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund nominations that include biographical information and set out the qualifications of the proposed nominee. Since the Fund has been incorporated, the Nominating Committee has not held any meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management LP (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “FAM/MLIM-advised funds”), and other public directorships.

Name, Address* and Age of Director	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided for in the Fund’s charter, Bylaws or by statute, as applicable, or until December 31 of the year in which he or she turns 72.

Certain biographical and other information relating to each Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Directors”) and to the other officers of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

Name, Address* and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships

Mitchell M. Cox (38)	President		MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; First Vice President, Head of U.S. Private Client Structured Products Origination and Sales since 2001; Director, Head of U.S. Private Client Structured Products Origination since 1997.

Donald C. Burke (43)	Treasurer		First Vice President of MLIM since 2001; Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Vice President of MLIM and FAM from 1990 to 1997.

Phillip S. Gillespie (40)	Secretary		First Vice President of MLIM since 2001; Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998.

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided for in the Fund’s charter, Bylaws or by statute, as applicable, or until December 31 of the year in which he or she turns 72.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of [            ] is set out in the chart below.

Name Interested Director:	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Non-Interested Directors:

[1]	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to [$__] per share ([__%] of the offering price). The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the [$__] per share partial reimbursement of expenses to the underwriters) exceed [$__] per share of common stock ([__]% of the offering price). The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s shareholders will result in a reduction of capital of the Fund attributable to Fund shares.

[2]	The Fund pays the Adviser the Management Fee in consideration of the investment advisory and management services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and other of its affiliates. See the “Investment Advisory and Management Arrangements” section on page [__] of this Prospectus.

[3] Other Expenses have been estimated based on amounts for the current fiscal year.

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

[TO BE FILED BY PRE-EFFECTIVE AMENDMENT]

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory and management services. The Adviser is a newly formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. As of [            ], the Adviser and its affiliates, including MLIM, had a total of approximately [$            ] trillion in investment company and other portfolio assets under management. The principal business address of the Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory and management services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security or instrument rests solely with the Adviser, subject to review by the Board of Directors. The Adviser also is responsible for the performance of certain investment advisory and management services for the Fund. The Fund will be managed by a team of investment professionals from the Adviser. The Fund’s Adviser will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

The personnel of the Adviser principally responsible for creating, supervising and managing the investment process of the Fund are experienced and educated investment professionals with experience in structuring, originating and evaluating investments. Those personnel are: [            ]

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory and management services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of [            %] of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PADCO Advisors Inc, doing business as Rydex Investments (the “Subadviser,” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser, a corporation organized under the laws of the State of Maryland, is registered as an investment adviser with the SEC under the Advisers Act and is responsible for certain investment management decisions of the Fund. Under the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of [            %] of the Fund’s average daily net assets. The Subadviser’s principal office, including its office for service of process, is located at 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and its telephone number is (301) 296-5100.

The Subadviser has a research and portfolio management team that executes the Fund’s investment process. The following individuals lead this team:

[TO BE PROVIDED]

Subadvisory Agreement

As noted earlier, the Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. Under the Subadvisory Agreement, the Subadviser is responsible for certain investment management decisions of the Fund, subject to the supervision of the Adviser and the Fund’s Board of Directors. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of [            %] of an aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

The Subadvisory Agreement obligates the Subadviser to provide investment advisory services in executing the Fund’s investment strategy. Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

PROXY VOTING POLICIES ND PROCEDURES

The Board of Directors has delegated, under the Management Agreement, to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Adviser’s proxy voting policies and procedures have been adopted by the Fund and are set out in Appendix B to this Prospectus. Beginning [            ], information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling [1-800             -            ], at [http://www.            .com] or through the SEC’s website at http://www.sec.gov.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Qualification. The Fund intends to elect to be treated to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, it (but not its stockholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to its stockholders. The Fund intends to distribute substantially all of such income and gains.

Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities and securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.

Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his or her shares of common stock in the Fund. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his or her shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. Any capital loss arising from the sale or disposition of shares of common stock in the Fund held for six months or less will, however, be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise), or a contract or option to acquire such shares is entered into, within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, non-corporate U.S. stockholders currently are subject to tax at a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, qualified dividend income, if any, and long-term capital gain. The dividends paid by the Fund generally will not be eligible for taxation at the 15% maximum rate. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends eligible for taxation at the 15% maximum rate). Distributions also may be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under an applicable tax treaty. Nonresident stockholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Under certain provisions of the Code, some stockholders may be subject to a back-up withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes.

* * * * *

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Stockholders of the Fund are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes with respect to the Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends” for purposes of this section) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “Material U.S. Federal Income Tax Considerations” section on page [            ] of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, MLPFS and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or its stockholders.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Shorter-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Advisers are primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Advisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisers under the Management Agreement and/or the Subadvisory Agreement, respectively, and the expense of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Advisers in servicing all of its accounts and such research might not be used by the Advisers in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Advisers as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Advisers or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Advisers or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Advisers or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Advisers or their affiliates when one or more clients of the Advisers or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisers or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund generally does not purchase securities for short-term trading profits. The Fund may, however, dispose of securities without regard to the time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Advisers. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Advisers. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

This Code of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. This Code of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102.

UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated July [            ], 2004 (the “Purchase Agreement”), each underwriter named below, for which MLPFS is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Fund’s shares set out opposite the name of such underwriter:

Underwriter	Number of the Fund’s shares
MLPFS
Total

The Purchase Agreement provides that the obligations of the underwriters to purchase the Fund’s shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Fund’s shares sold under the Purchase Agreement if any of the Fund’s shares are purchased. In the Purchase Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Fund’s shares directly to the public at the public offering price set out on the cover page of this Prospectus and some of the Fund’s shares to certain dealers at the public offering price less a concession not in excess of [$_] per share. The sales load the Fund will pay of [$.            ] per share is equal to [            ]% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount in excess of [$_] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Fund’s shares purchased on or before [July [_], 2004].

The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share			Without Option			With Option
Public offering price		$15.00		[$	__	]	[$	__	]
Sales load	[$	__	]	[$	__	]	[$	__	]
Estimated organizational and offering expenses	[$	__	]	[$	__	]	[$	__	]
Proceeds to the Fund (after expenses)	[$	__	]	[$	__	]	[$	__	]

The expenses of the offering are estimated at [$            ] and are payable by the Fund. The Fund has agreed to pay the underwriters [$.            ] per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed [            ]% of the total price to the public of the Fund’s shares sold in this offering. The Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described in the preceding sentence) that exceed [$            ] per share. The Adviser also has agreed to pay the organizational expenses of the Fund.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to an additional [            ] shares of the Fund at the public offering price, less the sales load, within [45] days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the Purchase Agreement, to purchase a number of additional shares of the Fund proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Fund’s shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representatives may engage in transactions that stabilize the price of the Fund’s shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Fund’s shares in connection with the offering, i.e., if they sell more of the Fund’s shares than are listed on the cover of this Prospectus, the representatives may reduce that short position by purchasing the Fund’s shares in the open market. The representatives also may elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Fund’s shares sold in this offering for their account may be reclaimed by the syndicate if such Fund’s shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Fund’s shares to stabilize its price or to reduce a short position may cause the price of the Fund’s shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Fund’s shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Fund’s shares for a period of 180 days after the date of the Purchase Agreement without the prior written consent of the underwriters, except for the sale of the Fund’s shares to the underwriters pursuant to the Purchase Agreement and certain transactions related to the Fund’s Plan.

The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund’s portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

One or more of the underwriters of the Fund’s shares may also act as an underwriter or placement agent in connection with the issuance by the Fund of any financial leverage. The Fund’s shares will be sold to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Adviser has agreed to pay from its own assets additional compensation to Merrill Lynch. The Adviser will pay additional compensation to Merrill Lynch quarterly at the annual rate of [            ]% of the Fund’s assets during the continuance of the Management Agreement between the Adviser and the Fund. The total amount of these additional compensation amounts will not exceed [            ]% of the price to the public of the Fund’s shares sold in the offering. The total amount of these additional compensation amounts will not exceed [            ]% of the price to the public of the Fund’s shares sold in the offering. In consideration of these payments, Merrill Lynch has agreed, upon request by the Adviser, to provide certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

The total amount of these additional compensation payments and reimbursements, plus the amount paid by the Fund as the [$            ] per common share partial reimbursement to the underwriters, will not exceed [            ]% of the total price to the public of the Fund’s shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of the Fund’s shares, including sales load and all forms of additional compensation to underwriters, will be limited to [            ]% of the total price to the public of the Fund’s shares sold in this offering.

The principal address of MLPFS is 4 World Financial Center, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General. The charter provides that the Fund may issue up to [            ] shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, [            ] shares of Common Stock will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock. All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of the Common Stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock. The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Common Stock. The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws. The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies. The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one. The Fund’s charter also provides that, at such time as the Fund has three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Classification of the Board of Directors; Election of Directors. Pursuant to the Fund’s charter, the Board of Directors is divided into three classes of directors. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005 upon expiration of their current terms, directors of each class will be elected to serve for three-year terms until their successors are elected and qualify and each year one class of directors will be elected by the stockholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s business strategies and policies as determined by the Board of Directors. Holders of shares of Common Stock will have no right to cumulative voting in the election of directors. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect Directors.

The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Fund’s Board of Directors, even though a change in control might be in the best interests of the Fund’s stockholders.

Removal of Directors. The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund or any proposal to amend these and other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter also provides that its provisions on classification of the Board of Directors, removal of directors and the amendment of the provisions governing charter amendments, may be amended only by the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business. The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders. The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

The Fund has entered into an administrative services agreement with Princeton Services, Inc. (the “Administrator”), an affiliate of Merrill Lynch, MLPFS and the Adviser, under which the Administrator will provide the Fund administration services to the Fund. The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide transfer agency services to the Fund. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the

Custodian will hold the Fund’s securities and cash. The Custodian’s principal place of business is located at [_].

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

ACCOUNTANTS AND LEGAL COUNSEL

The Fund has selected [_] as the independent public accountants of the Fund. [_]’s principal business address is located at [_].

Certain legal matters will be passed on by Shearman & Sterling LLP, Washington, D.C., counsel to the Fund in connection with the offering of the Fund’s shares, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Venable LLP as to matters of Maryland law.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to [            ].

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES*

A-1

PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(1) Financial Statements:

As IQ Rising Rate Fund Inc. (the “Fund”) has no assets, financial statements are omitted from this Registration Statement.

(2) Exhibits:

(2)(a) Articles of Amendment and Restatement.*

(2)(b) Amended and Restated Bylaws.*

(2)(c) Not Applicable.

(2)(d) Filed within the Fund’s Prospectus.

(2)(e) Not Applicable.

(2)(f) Not Applicable.

(2)(g)(1) Form of Management Agreement.*

(2)(g)(2) Form of Subadvisory Agreement.*

(2)(h)(1) Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

(2)(i) Not Applicable.

(2)(j) Form of Transfer Agent and Custodian Agreement.*

(2)(k) Form of The New York Stock Exchange Listing Agreement.*

(2)(k)(1) Form of Administrative Services Agreement.*

(2)(l) Opinion and Consent of [            ].*

(2)(m) Not Applicable.

(2)(n) Consent of [            ], independent auditors for the Fund.*

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics of the Fund.*

(2)(r)(2) Code of Ethics of IQ Investment Advisors LLC.*

(2)(r)(3) Code of Ethics of PADCO Advisors Inc, doing business as Rydex Investments.*

* To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

Please refer to Items 24(2)(h)(1) and (2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

All figures are estimates:

—————————————————————————————

Accounting fees and expenses	[$ ]

—————————————————————————————

Legal fees and expenses	[$ ]

—————————————————————————————

Printing and engraving	[$ ]

—————————————————————————————

Offering expenses	[$ ]

—————————————————————————————

Miscellaneous	[$ ]

—————————————————————————————

Total	[$ ]

—————————————————————————————

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or [            ], the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. The Adviser is a limited liability company whose Managing Member is Fund Asset Management LP. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-            ). The Subadviser is a corporation that was formed under the laws of the State of Maryland on [                         ,             ]. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-43489).

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

Title of Class: Common Stock ($.001 par value)

Number of Record Holders: 0 (The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

ITEM 29. INDEMNIFICATION.

Indemnification of Officers and Directors. Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification. Please refer to Section [            ] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated. In Section [            ] of the Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated and each person, if any, who controls Merrill Lynch, Pierce, Fenner & Smith Incorporated within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE ADVISERS.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser and/or Subadviser (collectively, the “Advisers”), and each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Fund’s Prospectus in the “Investment Advisory and Management Arrangements” section.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

The Adviser maintains all required accounting-related and financial books and records of the Fund at 800 Scudders Mill Road, Plainsboro, NJ 08536.

ITEM 32. MANAGEMENT SERVICES.

Not Applicable.

ITEM 33. UNDERTAKINGS.

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its Prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in New York, New York, on the 10th day of June, 2004.

IQ Rising Rate Fund Inc.
By:	/S/ MITCHELL M. COX

	Name:	Mitchell M. Cox
	Title:	President of the Fund

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ MITCHELL M. COX	President (Principal Executive Officer) and Director	June 10, 2004

/S/ DONALD C. BURKE	Treasurer (Principal Financial and Accounting Officer)	June 10, 2004

EXHIBIT INDEX

Exhibit	Description
Item 24(2)(a)	Articles of Amendment and Restatement.*
Item 24(2)(b)	Bylaws.*
Item 24(2)(g)(1)	Form of Management Agreement.*
Item 24(2)(g)(2)	Form of Subadvisory Agreement.*
Item 24(2)(h)	Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*
Item 24(2)(j)	Form of Custodian and Transfer Agent Agreement.*
Item 24(2)(k)	Form of The New York Stock Exchange Listing Agreement.*
Item 24(3)(k)(1)	Form of Administrative Service Agreement.*
Item 24(2)(l)	Opinion and Consent of [_______________]. *
Item 24(2)(n)	Consent of [______________], independent auditors for the Fund.*
Item 24(2)(r)(1)	Code of Ethics of the Fund.*
Item 24(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.*
Item 24(2)(r)(3)	Code of Ethics of PADCO Advisors Inc, doing business as Rydex Investments.*
Item 24(2)(r)(3)	Code of Ethics of Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

* TO BE FILED BY PRE-EFFECTIVE AMENDMENT

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